UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________
FORM 8-K
__________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 1, 2025
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MARCUS & MILLICHAP, INC.
(Exact name of Registrant as Specified in its Charter)
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Delaware	001-36155	35-2478370
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
23975 Park Sorrento, Suite 400
Calabasas, California 91302
(Address of Principal Executive Offices including Zip Code)
(818) 212-2250
(Registrant’s Telephone Number, including Area Code)
Not Applicable
(Former Name or Former Address, if changed since last report)
__________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	MMI	New York Stock Exchange (NYSE)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.    Results of Operations and Financial Condition.
On May 7, 2025, Marcus & Millichap, Inc. (the “Company”) issued a press release announcing its financial results for the first quarter ended March 31, 2025. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.
The information furnished on this Form 8-K, including the attached exhibit, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended or the Exchange Act, except as expressly set forth by specific reference in such a filing.
Item 5.07.    Submission of Matters to a Vote of Security Holders.
On May 1, 2025, the Company held its 2025 Annual Meeting of Stockholders (the “Annual Meeting”) and its stockholders cast their votes as follows:
Proposal 1: Election of Directors
The following individuals were elected to serve as directors for a three-year term ending with the 2028 Annual Meeting by the votes shown below:

	For	Withheld	Broker Non-Votes
George M. Marcus.................................................................	35,095,473	1,228,124	1,657,161
George T. Shaheen.................................................................	34,983,412	1,340,185	1,657,161
Don C. Watters.......................................................................	35,761,401	562,196	1,657,161
In addition, the incumbent members of our Board, Collete English Dixon, Lauralee E. Martin, Nicholas F. McClanahan, Norma J. Lawrence and Hessam Nadji will continue to serve as our directors following the Annual Meeting.
Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm for 2025
The appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2025 was ratified by the votes shown below:

For	Against	Abstain	Broker Non-Votes(1)
37,820,475	144,240	16,043	0

(1) Pursuant to the rules of the New York Stock Exchange, Proposal 2 constituted a routine matter. Therefore, brokers were permitted to vote without receipt of instructions from beneficial owners.
Proposal 3: Advisory Vote to Approve Executive Compensation
The non-binding resolution regarding the compensation paid to the Company’s named executive officers (the “say-on-pay vote”) was approved by the votes shown below:

For	Against	Abstain	Broker Non-Votes
33,460,525	2,849,319	13,753	1,657,161

Proposal 4: Advisory Vote on the Frequency of an Advisory Vote to Approve Executive Compensation
The non-binding resolution regarding the frequency of an advisory vote to approve executive compensation paid was approved by the votes shown below:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
34,932,750	2,083	1,377,351	11,413	1,657,161
Based on the stockholders strong preference, the Company will continue to hold a say-on-pay vote every one year.
Item 9.01.    Financial Statements and Exhibits.
(d)Exhibits.

Exhibit Number	Exhibit Title or Description
99.1	Press Release issued by the Company entitled “Marcus & Millichap, Inc. Reports Results for First Quarter 2025” dated May 7, 2025.

104	Cover Page Interactive Data File—the cover page iXBRL tags are embedded within the Inline XBRL document

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARCUS & MILLICHAP, INC.

Date: May 7, 2025	By:	/s/ Steven F. DeGennaro
Steven F. DeGennaro Chief Financial Officer
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